Exhibit 99.01

CONTACTS:
	For Media Inquiries:	For Investor Inquiries:
Cepheid 904 Caribbean Drive Sunnyvale, CA 94089 Telephone: 408.541.4191 Fax: 408.541.4192	Jared Tipton Cepheid Corporate Communications Tel: (408) 400 8377 communications@cepheid.com	Jacquie Ross Cepheid Investor Relations Tel: (408) 400 8329 investor.relations@cepheid.com

CEPHEID REPORTS 2014 FIRST QUARTER RESULTS

Strong Commercial and HBDC Drive Clinical Growth of 26%

SUNNYVALE, California, April 17, 2014 – Cepheid (Nasdaq: CPHD) today reported revenues for the first quarter of 2014 of $106.9 million, representing growth of 16% from $91.9 million for the first quarter of 2013. Net loss in the first quarter of 2014 was $(9.3) million, or $(0.13) per share, which compares to net income of $0.3 million, or $0.00 per share, in the first quarter of 2013.

Excluding employee stock-based compensation, amortization of debt discount and debt issuance costs, and amortization of purchased intangible assets, non-GAAP net loss for the first quarter of 2014 was $(0.6) million, or $(0.01) per share. This compares to non-GAAP net income of $7.8 million, or $0.11 per share, in the first quarter of 2013.

“We placed an additional 503 GeneXpert systems globally in the first quarter of 2014, contributing to 26% growth in our clinical business, and bringing our cumulative installed base to more than 6,000,” said John Bishop, Cepheid’s Chairman and Chief Executive Officer. “Growing adoption of our broad menu of 14 Xpert tests drove Commercial Clinical Xpert reagent growth of 20% in the first quarter. With the recent additions of Xpert HPV and Xpert Norovirus to our test menu outside the US, we are entering a prolific, global product cycle that will further extend the portfolio of accurate, fast and easy-to-use molecular diagnostics available to our customers.”

Operational Overview

-	Total sales were, in millions:

	Three Months Ended March 31,
	2014	2013	Change
Clinical Systems	$17.3	$12.5	38%
Clinical Reagents	83.1	67.1	24%

Total Clinical	100.4	79.6	26%
Non-Clinical & Other	6.5	12.3	-47%

Total Sales	$106.9	$91.9	16%

-	By geography, total sales were, in millions:

	Three Months Ended March 31,
	2014	2013	Change
North America
Clinical	$57.3	$52.2	10%
Non-Clinical & Other	5.5	11.4	-52%

Total North America	62.8	63.6	-1%
International
Clinical	43.2	27.4	58%
Non-Clinical & Other	0.9	0.9	0%

Total International	44.1	28.3	56%

Total Sales	$106.9	$91.9	16%

-	During the quarter, Cepheid installed a total of 181 GeneXpert systems in its commercial Clinical business. Additionally, the Company placed a total of 322 GeneXpert systems as part of its High Burden Developing Country (HBDC) program. Including the HBDC systems, a cumulative total of 6,012 GeneXpert systems have been placed worldwide as of March 31, 2014.

-	GAAP gross margin on sales was 50% and non-GAAP gross margin on sales was 51%, which compares to 53% and 55%, respectively, in the first quarter of 2013.

-	Cash, cash equivalents and investments were $391.3 million as of March 31, 2014.

-	DSO was 48 days.

Business Outlook

Reflecting the issuance of the Convertible Senior Notes in February 2014, the Company has updated it’s guidance for the fiscal year ending December 31, 2014. The Company expects:

-	Total revenue in the range of $446 to $461 million;

-	Net loss in a range from $(0.43) to $(0.38) per share; and

-	Non-GAAP net income in the range of $0.19 to $0.24 per share.

Expected non-GAAP net income excludes approximately $33 million related to stock compensation expense, approximately $9 million related to the amortization of debt discount and debt issuance costs, and approximately $3 million related to the amortization of acquired intangibles. The fully diluted share count for the year is expected to be approximately 70 million, except in the event we have non-GAAP net income, in which case the share count would be approximately 73 million shares.

The following table reconciles net loss per share to the non-GAAP net income per share range:

	Guidance Range for Year
	Ending December 31, 2014
	Low	High
Net Loss Per Share	$(0.43)	$(0.38)
Stock Compensation Expense	0.46	0.46
Amortization of Debt Discount and Debt Issuance Costs	0.12	0.12
Amortization of Purchased Intangible Assets	0.04	0.04

Non-GAAP Measure of Net Income Per Share	$0.19	$0.24

Accessing Cepheid’s 2014 First Quarter Results Conference Call

The Company will host a management presentation at 2 p.m. Pacific Time on Thursday, April 17, 2014, to discuss the results. To access the live webcast, please visit Cepheid’s website at http://ir.cepheid.com at least 15 minutes before the scheduled start time to download any necessary audio or plug-in software. A replay of the webcast will be available shortly following the call and will remain available for at least 90 days.

About Cepheid

Based in Sunnyvale, Calif., Cepheid (Nasdaq: CPHD) is a leading molecular diagnostics company that is dedicated to improving healthcare by developing, manufacturing, and marketing accurate yet easy-to-use molecular systems and tests. By automating highly complex and time-consuming manual procedures, the Company’s solutions deliver a better way for institutions of any size to perform sophisticated genetic testing for organisms and genetic-based diseases. Through its strong molecular biology capabilities, the Company is focusing on those applications where accurate, rapid, and actionable test results are needed most, such as managing infectious diseases and cancer. For more information, visit http://www.cepheid.com.

Use of Non-GAAP Measures

The Company has supplemented its reported GAAP financial information with non-GAAP measures that do not include employee stock-based compensation expense, amortization of purchased intangible assets and amortization of debt discount and debt issuance costs. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with U.S. GAAP. The Company’s management uses the non-GAAP information internally to evaluate its ongoing business, continuing operational performance and cash requirements, and believes these non-GAAP measures are useful to investors as they provide a basis for evaluating the Company’s cash requirements and additional insight into the underlying operating results and the Company’s ongoing performance in the ordinary course of its operations.

These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with its results of operations as determined in accordance with U.S. GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

As described above, the Company excludes the following items from one or more of its non-GAAP measures when applicable:

Employee Stock-based Compensation Expense. These expenses consist primarily of expenses for employee stock options and employee restricted stock under ASC 718 (formerly SFAS 123(R)). The Company excludes employee stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that the Company does not believe are reflective of ongoing operating results in the period incurred. Further, as the Company applies ASC 718, it believes that it is useful to investors to understand the impact of the application of ASC 718 on its results of operations.

Amortization of Debt Discount and Debt Issuance Costs. The Company incurs amortization of debt discount and debt issuance costs in connection with the issuance of Convertible Senior Notes in February 2014. The Company excludes these amounts because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s issuance of debt and have no direct correlation to the operation of the Company’s business.

Amortization of Purchased Intangible Assets. The Company incurs amortization of purchased intangible assets in connection with acquisitions. The Company excludes these amounts because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s prior acquisitions and have no direct correlation to the operation of the Company’s business.

Forward-Looking Statements

This press release contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to potential growth, future revenues and future net loss/income and profitability, including on a non-GAAP basis, test menu expansion and utilization, consistency of product availability and delivery, sales organization productivity, improving gross margins, execution of manufacturing operations, product sales under the High Burden Developing Country (HBDC) program, commercial test and commercial system sales and resolution of manufacturing scale-up issues. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from the Company’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to: our ability to successfully complete and bring on line additional manufacturing lines; our ability to manage our inventory levels; long sales cycles and variability in systems placements and reagent pull-through in the Company’s HBDC program; our success in increasing commercial and HBDC sales and the effectiveness of our sales personnel; the performance and market acceptance of new products; sufficient customer demand, customer confidence in product availability and available customer budgets for our customers; our ability to develop new products and complete clinical trials successfully in a timely manner for new products; uncertainties related to the FDA regulatory and European regulatory processes; the level of testing at clinical customer sites, including for Healthcare Associated Infections (HAIs); the Company’s ability to successfully introduce and sell products in clinical markets other than HAIs; the rate of environmental biothreat testing conducted by the USPS, which will affect the amount of consumable products sold to the USPS; other unforeseen supply, development and manufacturing problems; the potential need for additional intellectual property licenses for tests and other products and the terms of such licenses; lengthy sales cycles in certain markets; the Company’s reliance on distributors in some regions to market, sell and support its products; the occurrence of unforeseen expenditures, acquisitions or other transactions; costs associated with litigation; the impact of competitive products and pricing; the Company’s ability to manage geographically-dispersed operations; and underlying market conditions worldwide. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission.

All forward-looking statements and reasons why results might differ included in this release are made as of the date of this press release, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

FINANCIAL TABLES FOLLOW

CEPHEID

CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Sales:
System and other sales	$18,529	$16,010
Reagent and disposable sales	88,378	75,928

Total sales	106,907	91,938

Costs and operating expenses:
Cost of sales	53,083	42,892
Collaboration profit sharing	1,291	2,110
Research and development	21,740	17,727
Sales and marketing	23,458	19,126
General and administrative	13,667	9,763

Total costs and operating expenses	113,239	91,618

Income (loss) from operations	(6,332)	320
Other income (expense), net	(2,291)	374

Income (loss) before income taxes	(8,623)	694
Provision for income taxes	(680)	(381)

Net income (loss)	$(9,303)	$313

Basic net income (loss) per share	$(0.13)	$0.00

Diluted net income (loss) per share	$(0.13)	$0.00

Shares used in computing basic net income (loss) per share	69,272	66,824

Shares used in computing diluted net income (loss) per share	69,272	69,406

CEPHEID

CONDENSED CONSOLIDATED UNAUDITED BALANCE SHEETS

(in thousands)

	March 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$136,718	$66,072
Short-term investments	131,035	8,837
Accounts receivable, net	56,602	52,202
Inventory	119,564	103,866
Prepaid expenses and other current assets	19,493	13,037

Total current assets	463,412	244,014
Property and equipment, net	96,949	84,886
Investments	123,552	9,820
Other non-current assets	7,633	958
Intangible assets, net	14,326	15,245
Goodwill	39,681	39,681

Total assets	$745,553	$394,604

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$60,924	$52,609
Accrued compensation	20,413	22,009
Accrued royalties	3,884	5,245
Accrued and other liabilities	7,270	7,440
Current portion of deferred revenue	9,978	8,183

Total current liabilities	102,469	95,486
Long-term portion of deferred revenue	3,708	3,424
Convertible senior notes, net	271,207	—
Other liabilities	15,067	10,454

Total liabilities	392,451	109,364

Shareholders’ equity:
Common stock	405,010	383,379
Additional paid-in capital	201,042	145,900
Accumulated other comprehensive loss	(84)	(476)
Accumulated deficit	(252,866)	(243,563)

Total shareholders’ equity	353,102	285,240

Total liabilities and shareholders’ equity	$745,553	$394,604

CEPHEID

CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income (loss)	$(9,303)	$313
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	4,977	3,768
Amortization of intangible assets	919	1,560
Unrealized exchange differences	(52)	444
Amortization of debt discount and transaction costs	1,257	—
Stock-based compensation related to employees and consulting services rendered	6,782	6,277
Changes in operating assets and liabilities:
Accounts receivable	(4,400)	(1,047)
Inventory	(15,270)	(7,814)
Prepaid expenses and other current assets	(5,842)	(3,528)
Other non-current assets	122	168
Accounts payable and other current and non-current liabilities	3,470	8,342
Accrued compensation	(1,595)	(614)
Deferred revenue	2,079	2,608

Net cash provided by (used in) operating activities	(16,856)	10,477
Cash flows from investing activities:
Capital expenditures	(8,762)	(8,929)
Payments for technology licenses	—	(1,000)
Proceeds from maturities and sales of marketable securities and investments	23,438	—
Purchases of marketable securities and investments	(259,553)	—

Net cash used in investing activities	(244,877)	(9,929)
Cash flows from financing activities:
Net proceeds from the issuance of common shares and exercise of stock options	21,631	6,145
Proceeds from borrowings of convertible senior notes, net of issuance costs	335,789	—
Purchase of convertible note hedge (“capped call”)	(25,082)	—
Principal payment of notes payable	(48)	(41)

Net cash provided by financing activities	332,290	6,104
Effect of exchange rate change on cash	89	(443)

Net increase in cash and cash equivalents	70,646	6,209
Cash and cash equivalents at beginning of period	66,072	95,779

Cash and cash equivalents at end of period	$136,718	$101,988

CEPHEID

RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended March 31,

	2014	2013
Cost of sales	$53,083	$42,892
Stock compensation expense	(381)	(542)
Amortization of purchased intangible assets	(223)	(854)

Non-GAAP measure of cost of sales	$52,479	$41,496

Gross margin on sales per GAAP	50%	53%
Gross margin on sales per Non-GAAP	51%	55%

Operating expenses	$58,865	$46,616
Stock compensation expense	(6,401)	(5,735)
Amortization of purchased intangible assets	(429)	(374)

Non-GAAP measure of operating expenses	$52,035	$40,507

Income (loss) from operations	$(6,332)	$320
Stock compensation expense	6,782	6,277
Amortization of purchased intangible assets	652	1,228

Non-GAAP measure of income from operations	$1,102	$7,825

Net income (loss)	$(9,303)	$313
Stock compensation expense	6,782	6,277
Amortization of debt discount and debt issuance costs	1,257	—
Amortization of purchased intangible assets	652	1,228

Non-GAAP measure of net income (loss)	$(612)	$7,818

Basic net income (loss) per share	$(0.13)	$0.00
Stock compensation expense	0.09	0.10
Amortization of debt discount and debt issuance costs	0.02	—
Amortization of purchased intangible assets	0.01	0.02

Non-GAAP measure of net income (loss) per share	$(0.01)	$0.12

Diluted net income (loss) per share	$(0.13)	$0.00
Stock compensation expense	0.09	0.09
Amortization of debt discount and debt issuance costs	0.02	—
Amortization of purchased intangible assets	0.01	0.02

Non-GAAP measure of net income (loss) per share	$(0.01)	$0.11

Shares used in computing basic net income (loss) per share	69,272	66,824

Shares used in computing diluted net income (loss) per share	69,272	69,406